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                                                                    EXHIBIT 10.7

                                JOINDER AGREEMENT

      Reference is made to that certain Joint and Several Continuing Guaranty Agreement dated as of April 13, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "GUARANTY"), by OMR SYSTEMS CORPORATION, a New Jersey corporation and each Joinder Party from time to time becoming a party thereto (collectively, "GUARANTOR"), in favor of FLEET NATIONAL BANK, a Bank of America Company ("LENDER") as Lender and L/C Issuer (as such terms are defined in the Credit Agreement).

                              W I T N E S S E T H:

      WHEREAS, SS&C TECHNOLOGIES, INC., a Delaware corporation ("BORROWER") has entered into a certain Credit Agreement dated as of April 13, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to the terms and subject to the conditions of which Lender shall from time to time extend Committed Loans in an amount at any one time outstanding not to exceed $75,000,000; and

      WHEREAS, capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement; and

      WHEREAS, Guarantor has entered into the Guaranty in order to induce the Lender to make the Committed Loans to the Borrower; and

      WHEREAS, pursuant to Section 6.12 of the Credit Agreement, under certain circumstances from and after the date of the Credit Agreement, certain Domestic Subsidiaries shall be required to become a Guarantor under the Guaranty Agreement by executing a Joinder Agreement.

      The undersigned Subsidiary (the "JOINDER PARTY") is executing this joinder agreement ("JOINDER AGREEMENT") to the Guaranty Agreement in order to induce the Lender to make additional Committed Loans and as consideration for the Committed Loans previously made.

      NOW, THEREFORE, the Lender and the Joinder Party hereby agree as follows:

   A. JOINDER. In accordance with Section 6.12 of the Credit Agreement, the Joinder Party, by its signature below, becomes a Guarantor under the Guaranty Agreement, with the same force and effect as if originally named therein as a Guarantor.

   B. REPRESENTATIONS AND WARRANTIES. The Joinder Party hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder, and (b) makes each of the representations and warranties made by it as a Guarantor thereunder (except that any representation and warranty that is made as of a specified date shall be reaffirmed as of such date) on and as of the date hereof. Each reference to a Guarantor in the Guaranty Agreement shall be deemed to include the Joinder Party. Each reference in the Credit Agreement to a Guarantor shall be deemed to include the Joinder Party.

   C. SEVERABILITY. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   D. COUNTERPARTS. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed

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         signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

   E. NO WAIVER. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

   F. NOTICES. All notices, requests and demands to or upon the Joinder Party, the Lender and the L/C Issuer shall be governed by the terms of
         Section 9.02 of the Credit Agreement.

   G. GOVERNING LAW. This agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of laws principles that would require the application of the laws of another jurisdiction.

      IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the 4th day of August 2005.

                                      Financial Models Company Ltd.

                                      By: /s/ Patrick J. Pedonti
                                          -------------------------------

                                          Name: Patrick J. Pedonti

                                          Title: Director

                                      Address for Notices:

                                      c/o SS&C Technologies, Inc

                                      80 Lamberton Road

                                      Windsor, CT 06095

                                      Attn: Patrick J. Pedonti

                                      FLEET NATIONAL BANK,

                                      a Bank of America Company

                                      By: /s/ Richard J. Zilewicz
                                          -------------------------------
                                          Name: Richard J. Zilewicz

                                          Title: Market President